SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): April 4, 2003 (April 4, 2003)


                             The Warnaco Group, Inc.
                             -----------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                      001-10857                 95-4032739
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 (State or other              (Commission File Number)       (IRS Employer
  jurisdiction                                             Identification No.)
 of incorporation)



90 Park Avenue
New York, New York                                                    10016
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:  (212) 661-1300
                                                    ----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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       (c) Exhibits.

           The following Exhibits are filed as part of this report:

           Exhibit 99.1 Press Release, dated April 4, 2003.

Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

         The following disclosure is being furnished pursuant to Item 12 of this Form 8-K:

         On April 4, 2003, The Warnaco Group, Inc. issued a press release announcing its financial results for the fiscal year ended January 4, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE WARNACO GROUP, INC.



Date:  April 4, 2003             By:   /s/ Jay A. Galluzzo, Esq.
                                       --------------------------------------
                                       Name:  Jay A. Galluzzo, Esq.
                                       Title: Vice President and
                                               General Counsel

                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.      Document
   -----------      --------

       99.1         Press Release, dated April 4, 2003